UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 9, 2021

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02          Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 9, 2021, J. Carney Hawks and Craig Snyder were appointed to the Board of Directors (the “Board”) of Ferrellgas, Inc., the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P. (the “General Partner”), as independent directors, effective immediately.

The appointment of Mr. Hawks was made in accordance with the terms of the Sixth Amended and Restated Agreement of Limited Partnership of Ferrellgas Partners, L.P. (“Ferrellgas Partners”) dated as of March 30, 2021 (the “Effective Date”), the General Partner’s bylaws, as amended and restated on the Effective Date, and a voting agreement dated as of the Effective Date (the “Class B Director Voting Agreement”) among the General Partner, Ferrell Companies, Inc. (“FCI”), the sole stockholder of the General Partner, and the holders of Class B Units of Ferrellgas Partners, pursuant to which holders of such Class B Units are permitted to designate one independent director to the Board.

The appointment of Mr. Snyder was made in accordance with the terms of the Fifth Amended and Restated Agreement of Limited Partnership of Ferrellgas, L.P. (the “operating partnership”) dated as of the Effective Date, as amended by the First Amendment thereto dated as of the Effective Date, the General Partner’s bylaws and a voting agreement dated as of the Effective Date (the “Preferred Director Voting Agreement”) among the General Partner, FCI and the purchasers (the “Preferred Unit Purchasers”) of Senior Preferred Units (the “Senior Preferred Units”) issued by the operating partnership on the Effective Date, pursuant to which holders of the Senior Preferred Units are permitted, subject to certain conditions, to designate one independent director to the Board.

Copies of the Class B Director Voting Agreement and the Preferred Director Voting Agreement are filed as Exhibits 4.1 and 4.2 to this report.

The Board of Directors affirmatively determined that each of Mr. Hawks and Mr. Snyder is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines of the General Partner.

Neither Mr. Hawks nor Mr. Snyder has been or, as of the time of filing of this report, is expected to be appointed to any committee of the Board.

There has been no transaction, nor is there any currently proposed transaction, that requires disclosure under Item 404(a) of Regulation S-K in connection with the appointment of Messrs. Hawks and Snyder to the Board, except as follows with respect to Mr. Snyder. Mr. Snyder is a Partner in the Private Equity Group of Ares Management LLC (“Ares”). Pursuant to the Investment Agreement dated as of the Effective Date among the operating partnership, the General Partner and the Preferred Unit Purchasers, certain affiliated funds, investment vehicles and/or managed accounts of Ares severally purchased an aggregate of $246 million of Senior Preferred Units on the Effective Date. The material terms of the Investment Agreement and the Senior Preferred Units are described in our Current Report on Form 8-K filed on April 5, 2021.

Each newly appointed director will participate in the customary compensation arrangements for members of the Board of Directors.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Voting Agreement, dated as of March 30, 2021, among Ferrellgas, Inc., Ferrell Companies, Inc., and the holders of Class B Units of Ferrellgas Partners, L.P.
4.2	Voting Agreement, dated as of March 30, 2021, among Ferrellgas, Inc., Ferrell Companies, Inc., and the purchasers of the Senior Preferred Units of Ferrellgas, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: April 14, 2021	By:	/s/ Brian W. Herrmann
Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

Date: April 14, 2021	By:	/s/ Brian W. Herrmann
Interim Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: April 14, 2021	By:	/s/ Brian W. Herrmann
Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

Date: April 14, 2021	By:	/s/ Brian W. Herrmann
Interim Chief Financial Officer and Sole Director